UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2004

LEAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48034
(Address of principal executive offices)		(Zip Code)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On January 26, 2004, Lear Corporation issued a press release reporting its financial results for the fourth quarter and full year of 2003 and updating its earnings guidance for 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release issued January 26, 2004, filed herewith.

99.2	Slides from the Lear Corporation webcast of its fourth quarter and full year 2003 earnings call held on January 26, 2004, filed herewith.

Item 9. Regulation FD Disclosure

See “Item 12. Results of Operations and Financial Condition” below.

Item 12. Results of Operations and Financial Condition

The following information is provided pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition.”

On January 26, 2004, Lear Corporation issued a press release reporting its financial results for the fourth quarter and full year of 2003 and updating its earnings guidance for 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The following information is provided pursuant to Item 9 of Form 8-K, “Regulation FD Disclosure,” and Item 12 of Form 8-K, “Results of Operations and Financial Condition.”

On January 26, 2004, Lear Corporation made available the slides attached hereto as Exhibit 99.2 in a webcast of its fourth quarter and full year 2004 earnings call. Exhibit 99.2 is incorporated by reference herein.

The information contained in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION,
a Delaware corporation

Date: January 26, 2004	By:	/s/ David C. Wajsgras

	Name: Title:	David C. Wajsgras Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued January 26, 2004, filed herewith.

99.2	Slides from the Lear Corporation webcast of its fourth quarter and full year 2003 earnings call held on January 26, 2004, filed herewith.

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